UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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           ☒ Definitive Proxy Statement

           ☐ Definitive Additional Materials

           ☐ Soliciting Material Pursuant to § 240.14a-12
The LGL Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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THE LGL GROUP, INC.
2525 Shader Road
Orlando, Florida 32804
____________________________

NOTICE OF THE 2010 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 15, 2010

November 15, 2010

To the Stockholders of The LGL Group, Inc.:

The 2010 Annual Meeting of Stockholders (the “2010 Annual Meeting”) of The LGL Group, Inc., a Delaware corporation, will be held at The Union League Club, 38 East 37th Street, New York, New York 10016, on Wednesday, December 15, 2010, at 9:00 a.m., local time, for the following purposes:

1.	To elect seven directors to serve until the 2011 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

2.	To ratify the appointment of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and

3.	To transact such other business as may properly come before the 2010 Annual Meeting or any adjournments thereof.

Information relating to the above matters is set forth in the attached Proxy Statement.  As determined by the Board of Directors, only stockholders of record at the close of business on October 18, 2010 are entitled to receive notice of, and to vote at, the 2010 Annual Meeting and any adjournments thereof.

Your vote is extremely important, regardless of the number of shares that you own.  Whether or not you plan to attend the 2010 Annual Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

By Order of the Board of Directors

R. LaDuane Clifton
Secretary

Important Notice Regarding the Availability of Proxy Materials for The LGL Group, Inc. 2010 Annual Meeting of Stockholders to be Held on December 15, 2010.

The Proxy Statement and 2009 Annual Report are available at www.lglgroupproxy.com

TABLE OF CONTENTS

Questions and Answers About the Annual Meeting and Voting	1
Security Ownership of Certain Beneficial Owners and Management	6
Proposal No. 1 - Election of Directors	8
Corporate Governance	14
Director Independence	14
Board and Committee Meetings	14
Board Committees	14
Director Nominations	15
Board Leadership Structure	16
Board Role in Oversight	16
Stockholder Communications	16
Code of Ethics	16
Report of the Audit Committee	17
Executive Compensation	18
Compensation Discussion and Analysis	18
Compensation Committee Report	21
Summary Compensation Table	22
Employment Agreements	23
Outstanding Equity Awards at Fiscal-Year End	23
Potential Payments Upon Termination or Change in Control	23
Director Compensation	24
Proposal No. 2 - Ratification of Appointment of Independent Registered Public Accounting Firm	25
Stockholder Proposals	26
Proxy Solicitation	27
Annual Report	27

THE LGL GROUP, INC.
2525 Shader Road
Orlando, Florida 32804

PROXY STATEMENT

This Proxy Statement is furnished by the Board of Directors (the “Board”) of The LGL Group, Inc. in connection with the solicitation of proxies for use at the 2010 Annual Meeting of Stockholders (the “2010 Annual Meeting”) to be held at The Union League Club, 38 East 37th Street, New York, New York 10016, on Wednesday, December 15, 2010, at 9:00 a.m., local time and any adjournments thereof.  This Proxy Statement along with either a proxy card or a voting instruction card is being mailed to stockholders beginning November 15, 2010.

Unless the context otherwise requires, in this Proxy Statement, we use the terms “we,” “our,” “us” and “the Company” to refer to The LGL Group, Inc. and its subsidiaries.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why did I receive this Proxy Statement?

A:
The Board is soliciting your proxy to vote at the 2010 Annual Meeting because you were a stockholder at the close of business on October 18, 2010, the record date, and are entitled to vote at the 2010 Annual Meeting.

This Proxy Statement summarizes the information you need to know to vote at the 2010 Annual Meeting.  You do not need to attend the 2010 Annual Meeting to vote your shares.

Q:	What information is contained in this Proxy Statement?

A:
The information in this Proxy Statement relates to the proposals to be voted on at the 2010 Annual Meeting, the voting process, the compensation of directors and certain executive officers, and certain other required information.

Q:	What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards.  For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares.  If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card.  Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	How may I obtain an additional set of proxy materials?

A:	All stockholders may write to us to request an additional copy of these materials. The address is:

The LGL Group, Inc.
2525 Shader Road
Orlando, Florida 32804
Attention: Corporate Secretary

Additionally, stockholders may access this Proxy Statement and our 2009 Annual Report on the Internet at www.lglgroupproxy.com.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, BNY Mellon Shareowner Services, you are considered, with respect to those shares, the “stockholder of record.”  This Proxy Statement, our 2009 Annual Report and a proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name.  This Proxy Statement and our 2009 Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record.  As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if they offer that alternative.  As a beneficial owner is not the stockholder of record, you may not vote these shares in person at the 2010 Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting.

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Q:	What am I voting on at the Annual Meeting?

A:	You are voting on the following proposals:

•	To elect seven directors to serve until the 2011 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

•	To ratify the appointment of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and

•	To transact such other business as may properly come before the 2010 Annual Meeting or any adjournments thereof.

The Board recommends a vote “FOR” the election of each of its nominees and “FOR” the ratification of the appointment of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

Q:	How do I vote?

A:	You may vote using any of the following methods:

•	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.

•	By telephone or the Internet. This is allowed if you are a beneficial owner of shares and your broker, bank or nominee offers this alternative.

•
In person at the 2010 Annual Meeting.  All stockholders may vote in person at the 2010 Annual Meeting.  You may also be represented by another person at the 2010 Annual Meeting by executing a proper proxy designating that person.  If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or nominee and present it to the inspector of election with your ballot when you vote at the 2010 Annual Meeting.

Q:	What can I do if I change my mind after I vote my shares?

A:	If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the 2010 Annual Meeting by:

•	Sending a written notice of revocation to our Corporate Secretary;

•	Submitting a new, proper proxy dated later than the date of the revoked proxy; or

•	Attending the 2010 Annual Meeting and voting in person.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or nominee.  You may also vote in person at the 2010 Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.  Attendance at the 2010 Annual Meeting will not, by itself, revoke a proxy.

Q:	What if I return a signed proxy card, but do not vote for some of the matters listed on the proxy card?

A:
If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each of its nominees; and “FOR” the ratification of the appointment of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

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Q:	Can my broker vote my shares for me on the election of directors?

A:
No.  Please note that this year the rules that govern how most brokers vote your shares have changed.  Brokers that are members of the New York Stock Exchange (“NYSE”) may no longer use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients.  Most brokerage firms are members of the NYSE, so this rule will likely affect you.  Please vote your proxy so your vote can be counted.

Q:	Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the 2010 Annual Meeting?

A:	If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held beneficially in street name with a broker, your broker will likely only be permitted to vote your shares on matters that the NYSE has ruled “discretionary.”  The election of the nominees is not a discretionary matter, and therefore most brokers will not be able to vote your shares for the election of directors if you fail to provide instructions.  If your broker is not able to vote your shares, they will constitute “broker non-votes,” which are counted for the purposes of determining the presence of a quorum, but otherwise do not affect the outcome of any matter being voted on at the meeting.

Q:	What are the voting requirements with respect to each of the proposals?

A:	In the election of directors, each director receiving a plurality of affirmative (“FOR”) votes will be elected. You may withhold votes from any or all nominees.

The proposal to ratify the appointment of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010 requires the affirmative (“FOR”) votes of a majority of the votes cast on the matter.  Thus, abstentions will not affect the outcome of the vote on the proposal.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.”  Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.  In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to be voted on that proposal.  Thus, the “broker non-vote” will have no effect on any matter being voted on at the 2010 Annual Meeting, assuming that a quorum is present.

Q:	What happens if a nominee for director does not stand for election?

A:
If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remainder of nominees and may be voted for a substitute nominee in place of the nominee who does not stand.  We have no reason to expect that any of the nominees will not stand for election.

Q:	How many votes do I have?

A:	You are entitled to one vote for each share of common stock that you hold. As of October 18, 2010, the record date, there were 2,250,373 shares of common stock outstanding.

Q:	Is cumulative voting permitted for the election of directors?

A:	We do not use cumulative voting for the election of directors.

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Q:	What happens if additional matters are presented at the 2010 Annual Meeting?

A:
Other than the two items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the 2010 Annual Meeting.  If you grant a proxy, the persons named as proxy holders, Patrick J. Guarino and R. LaDuane Clifton, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q:	How many shares must be present or represented to conduct business at the 2010 Annual Meeting?

A:
A quorum will be present if at least a majority of the outstanding shares of our common stock entitled to vote, totaling 1,125,187 shares, is represented at the 2010 Annual Meeting, either in person or by proxy.

Both abstentions and broker non-votes (described above) are counted for the purpose of determining the presence of a quorum.

Q:	How can I attend the 2010 Annual Meeting?

A:
You are entitled to attend the 2010 Annual Meeting only if you were a stockholder as of the close of business on October 18, 2010, the record date, or you hold a valid proxy for the 2010 Annual Meeting.  You should be prepared to present photo identification for admittance.  In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record on the record date prior to your being admitted to the 2010 Annual Meeting.  If you are not a stockholder of record but hold shares through a broker, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to October 18, 2010, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.  If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the 2010 Annual Meeting.

The 2010 Annual Meeting will begin promptly on December 15, 2010, at 9:00 a.m., local time.  You should allow adequate time for the check-in procedures.

Q:	How can I vote my shares in person at the 2010 Annual Meeting?

A:
Shares held in your name as the stockholder of record may be voted in person at the 2010 Annual Meeting.  Shares held beneficially in street name may be voted in person at the 2010 Annual Meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares.  Even if you plan to attend the 2010 Annual Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so that your vote will be counted if you later decide not to attend the meeting.

Q:	What is the deadline for voting my shares?

A:	If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the 2010 Annual Meeting.

If you hold shares beneficially in street name with a broker, trustee or nominee, please follow the voting instructions provided by your broker, trustee or nominee.  You may vote your shares in person at the 2010 Annual Meeting only if at the 2010 Annual Meeting you provide a legal proxy obtained from your broker, trustee or nominee.

Q:	Is my vote confidential?

A:
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy.  Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.  Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to our management.

Q:	How are votes counted?

A:
For the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.  For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.”  If you elect “ABSTAIN,” the abstention will be counted for the purpose of establishing a quorum, but otherwise will have no effect on the outcome of the vote.

Q:	Where can I find the voting results of the 2010 Annual Meeting?

A:
We intend to announce preliminary voting results at the 2010 Annual Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the SEC within four business days after the 2010 Annual Meeting.

Q:	How can I obtain the Company’s corporate governance information?

A:	The following information is available in print to any stockholder who requests it and is also available on the Company’s website, www.lglgroup.com:

•	Certificate of Incorporation of The LGL Group, Inc.

•	The LGL Group, Inc. By-Laws

•	The charters of the following committees of the Board: the Audit Committee, the Nominating Committee and the Compensation Committee

•	Board committee composition

•	Our Business Conduct Policy

•	Our policy regarding stockholder communications with the Board

Q:	How may I obtain the Company’s 2009 Annual Report on Form 10-K and other financial information?

A:	A copy of our 2009 Annual Report on Form 10-K is enclosed.

Stockholders may request another free copy of our 2009 Annual Report on Form 10-K and other financial information by contacting us at:

The LGL Group, Inc.
2525 Shader Road
Orlando, Florida 32804
Attention: Corporate Secretary

Alternatively, current and prospective investors can access the 2009 Annual Report and other financial information at www.lglgroupproxy.com.

We will also furnish any exhibit to the 2009 Annual Report if specifically requested.  Our SEC filings are also available free of charge at the SEC’s website, www.sec.gov.

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Q:	What if I have questions for the Company’s transfer agent?

A:
Please contact our transfer agent, at the telephone number or address listed below, with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, New Jersey 07310-1900
Toll free number: (877) 868-8027
TDD Hearing Impaired: (800) 231-5469
Foreign Stockholders: (201) 680-6578
TDD Foreign Stockholders: (201) 680-6610

Q:	Who can help answer my questions?

A:	If you have any questions about the 2010 Annual Meeting or how to vote or revoke your proxy, you should contact us at:

The LGL Group, Inc.
2525 Shader Road
Orlando, Florida 32804
Attention: Corporate Secretary

You can also contact our proxy solicitor at:

Morrow & Co., LLC
470 West Ave.
Stamford, Connecticut 06902
Toll free number: (800) 607-0088

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SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the number of shares of our common stock beneficially owned on October 18, 2010, by:

•	each person who is known by us to beneficially own 5% or more of our common stock;

•	each of our directors and named executive officers; and

•	all of our directors and executive officers, as a group.

Except as otherwise set forth below, the address of each of the persons listed below is: c/o The LGL Group, Inc., 2525 Shader Road, Orlando, Florida 32804.  Unless otherwise indicated, the common stock beneficially owned by a holder includes shares owned by a spouse, minor children and relatives sharing the home of such holder, as well as entities owned or controlled by such holder, and also includes shares subject to options to purchase our common stock exercisable within 60 days after October 18, 2010.  The stockholders listed in the table have sole voting and investment power with respect to their shares.

	Common Stock Beneficially Owned (1)
Name and Address of Beneficial Owner	Shares		%
5% or Greater Stockholders:

Mario J. Gabelli	359,117	(2)	16.0
John V. Winfield	132,335	(3)	5.9

Directors and Executive Officers:

Marc Gabelli	363,377	(4)	16.1
Gregory P. Anderson	3,178		*
R. LaDuane Clifton	1,425		*
Timothy Foufas	10,191	(5)	*
Patrick J. Guarino	12,191	(6)	*
Michael Chiu	-		*
Jeremiah M. Healy	9,970	(7)	*
Paul D. Kaminski	-		*
Anthony R. Pustorino	13,195	(6)	*
Javier Romero	10,191	(5)	*
Hans Wunderl	2,469	(8)	*
Robert S. Zuccaro	-		*

All executive officers and directors as a group (12 persons)	426,187		18.9

_________

*           Less than 1% of outstanding shares.

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(1)
The applicable percentage of ownership for each beneficial owner and for all executive officers and directors as a group is based on 2,250,373 shares of Common Stock outstanding as of October 18, 2010. Shares of Common Stock issuable upon exercise of options, warrants or other rights beneficially owned that are exercisable within 60 days are deemed outstanding for the purpose of computing the percentage ownership of the person holding such securities and rights and all executive officers and directors as a group.

(2)
Includes (i) 252,761 shares of Common Stock owned directly by Mario J. Gabelli; (ii) 96,756 shares owned by MJG-IV Limited Partnership, of which Mr. Gabelli is the general partner and has an approximate 5% interest; and (iii) 9,600 shares owned by GGCP, Inc. of which Mr. Gabelli is the chief executive officer.  Mr. Gabelli disclaims beneficial ownership of the shares owned by such limited partnership, except to the extent of his 5% interest in such limited partnership.  Mr. Gabelli’s business address is One Corporate Center, Rye, New York 10580.  Based solely on information contained in a Schedule 13D/A filed with the SEC on October 7, 2010 by Mr. Gabelli, MJG-IV Limited Partnership and GGCP, Inc.

(3)
Includes (i) 124,135 shares of Common Stock owned directly by Mr. Winfield and (ii) 8,200 shares of Common Stock owned by The InterGroup Corporation, of which Mr. Winfield is President, Chief Executive Officer and Chairman of the Board.  Mr. Winfield’s business address is 10940 Wilshire Blvd., Suite 2150, Los Angeles, CA 90024.  Based solely on information contained in a Schedule 13D filed with the SEC on April 30, 2010 by Mr. Winfield and The InterGroup Corporation.

(4)
Represents (i) 12,475 shares of Common Stock owned directly by Marc Gabelli and (ii) 350,902 shares beneficially owned by Venator Merchant Fund L.P. (“Venator Fund”) and Venator Global, LLC  (“Venator Global”).  Venator Global, which is the sole general partner of Venator Fund, is deemed to have beneficial ownership of the securities owned beneficially by Venator Fund.  Mr. Gabelli is the President and owner of Venator Global.

(5)	Represents 10,191 shares of restricted stock granted under the Company’s 2001 Equity Incentive Plan.

(6)	Includes 10,191 shares of restricted stock granted under the Company’s 2001 Equity Incentive Plan.

(7)	Represents 9,970 shares of restricted stock granted under the Company’s 2001 Equity Incentive Plan.

(8)	Represents 2,469 shares of restricted stock granted under the Company’s 2001 Equity Incentive Plan.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

There are seven nominees for election to the Board at the 2010 Annual Meeting, Michael Chiu, Timothy Foufas, Marc Gabelli, Patrick J. Guarino, Paul D. Kaminski, Hans Wunderl and Robert S. Zuccaro.  Each of the nominees currently serves as a Director.  Messrs. Chiu, Kaminski, Wunderl and Zuccaro, who were elected to the Board during 2010 to fill vacancies, were recommended to the Nominating Committee by the Chairman of the Board.  Three incumbent members of the Board, Anthony Pustorino, Jeremiah Healy and Javier Romero, are not standing for re-election at the 2010 Annual Meeting.

Our By-Laws provide that the Board is to consist of no fewer than five and no more than 13 members.  Each director is elected annually to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies.  Except where authority to vote for directors has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted “FOR” the nominees named below.  If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees in place of those who do not stand.  Management has no reason to expect that any of the nominees will not stand for election.  The election of directors will be determined by a plurality of the votes cast.

Biographical summaries and ages of the nominees as of November 15, 2010, and the experiences and skills that led to the conclusion that the nominees should serve as directors, are set forth in the table below.  Data with respect to the number of shares of common stock beneficially owned by each of the nominees is set forth in the section titled “Security Ownership of Certain Beneficial Owners and Management.”  All such information has been furnished to us by the nominees.

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Directors

Name	Age	Director Since	Offices and Positions Held With the Company, Business Experience and Principal Occupation For Last Five Years, and Directorships in Public Corporations and Investment Companies
Michael Chiu	42	2010
President and Chief Technology Officer, Trophos Energy (September 2008 to May 2010), a venture-backed bio-energy company; Business Unit Manager, Teradyne, Inc. (May 2005 to April 2007), a semiconductor automated test equipment supplier; Various roles in marketing, product development and engineering at Teradyne (1994 to April 2007).  Dr. Chiu holds a Ph.D. in engineering and an MBA, both from the Massachusetts Institute of Technology. He brings to the Board his experience in management and operations as well as background in product development, engineering and research.

Timothy Foufas	42	2007
Vice Chairman of the Board, The LGL Group, Inc. (2009 to present); Managing Partner, Plato Foufas & Co. LLC (2005 to present), a financial services company; President, Levalon Properties LLC (2007 to present), a real estate property management company; Senior Vice President, Bayshore Management Co. LLC (2005 to 2006); Director of Investments, Liam Ventures Inc. (2000 to 2005), a private equity investment firm.  Mr. Foufas brings to the Board his management skills and expertise in financial, investment and real estate matters.

Marc Gabelli	42	2004
Chairman of the Board, The LGL Group, Inc. (September 2004 to present); Managing Director and President of GGCP, Inc. (2004 to present), a private corporation that makes investments for its own account; Managing Member of Commonwealth Management Partners LLC (2008 to present), which is the managing member of Venator Global LLC, which is the general partner of Venator Merchant Fund, LP, an investment management vehicle; Director of IFIT Group, a Zurich based financial services administration firm; and Director and Managing Partner of GAMA Funds Holdings GmbH.  Mr. Gabelli’s qualifications to serve include his extensive knowledge of the Company’s business and industry due to his longstanding service on the Board, as well as his financial expertise and leadership experience as an executive of various investment firms.

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Patrick J. Guarino	68	2006
Vice Chairman of the Board, The LGL Group, Inc. (March 2010 to present); Managing Partner of August Properties LLC (2005 to present) a private investment company with real estate and securities holdings; Managing Partner of Independent Board Advisory Services, LLC (2002 to 2005), a corporate governance consulting firm; Retired Executive Vice President, Ultramar Diamond Shamrock Corporation (1996 to 2000), a NYSE, Fortune 200, international petroleum refining and marketing company; Senior Vice President and General Counsel, Ultramar Corporation (1992 to 1996), a NYSE, Fortune 200, international petroleum and marketing company; Senior Vice President and General Counsel of Ultramar PLC, (1986 to 1992), a London Stock Exchange listed international, integrated oil company.  Mr. Guarino brings to the Board valuable knowledge of and fluency with legal and corporate governance matters, and the perspective of a former General Counsel of a public company.

Paul Kaminski	48	2010
Managing Director and Chief Financial Officer of Bruckmann, Rosser, Sherrill & Co. Management L.P., the management company of a private equity fund based in New York, NY (December 1995 to present); Founding Board Member of the Private Equity CFO Association in New York (2002 to present); Various roles within the transaction advisory services and audit practices, Coopers & Lybrand LLP (August 1984 to December 1995).  Mr. Kaminski shares with the Board his significant experience in accounting and is a certified public accountant.

Hans Wunderl	58	2010	Senior Vice President and Managing Director, Fico, a Dutch company that manufactures infrastructure equipment for the semiconductor industry (February 2010 to present); Chief Operating Officer, The LGL Group, Inc. (February 2009 to January 2010); Chief Operating Officer, BE Semiconductor Industries N.V. (January 2004 to January 2008), a manufacturer of back-end microelectronic assembly equipment; Chief Executive Officer of Oerlikon Esec (September 2002 to December 2003), a global supplier of die and wire bonding equipment for the semiconductor industry; President – U.S. Operations, of ASM USA (August 1999 to September 2002), a supplier of semiconductor process equipment. Mr. Wunderl shares with the Board his in-depth knowledge of the industry and experience in high technology development and marketing.

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Robert S. Zuccaro	53	2010
Managing Director and Chief Financial Officer, Commonwealth Management Partners LLLP, a private investment management company (April 2009 to present); Executive Vice President and Chief Accounting Officer, National Financial Partners Corporation, an independent financial services distribution company (July 2003 to December 2008); Vice President and Chief Financial Officer, Gabelli Asset Management Inc., a publicly-traded registered investment advisor and broker-dealer (May 1998 to July 2003); Director of Teton Advisors, Inc., an investment advisor to certain mutual funds (March 2010 to present); and Director of ICTC Group, Inc., a rural local exchange carrier headquartered in Nome, ND (May 2010 to present).  Mr. Zuccaro brings to the Board his significant experience in financial services, publicly-held corporations and manufacturing operations, and is a certified public accountant.

Executive Officers
Name	Age	Offices and Positions Held With the Company, Business Experience and Principal Occupation For Last Five Years
Gregory P. Anderson	51
President and Chief Executive Officer, The LGL Group, Inc. (July 2009 to present); Vice President of Operations of MtronPTI (December 2000 to June 2009); Chief Executive Officer and Chairman of the Board of Directors of The LGL Group, Inc.’s subsidiary, M-tron Industries, Ltd. (July 2009 to present); President and Chairman of the Board of The LGL Group, Inc.’s subsidiary, Piezo Technology, Inc. (July 2009 to present); and Chairman of the Board of the LGL Group, Inc.’s subsidiary, Piezo Technology India Private Ltd. (July 2009 to present).

R. LaDuane Clifton	38
Chief Accounting Officer, The LGL Group, Inc. (March 2010 to present); Member of Audit Committee of Community First Credit Union of Florida (September 2008 to July 2010); Corporate Controller of The LGL Group, Inc. (August 2009 to March 2010); Chief Financial Officer of a21, Inc., a publicly-held holding company with businesses in stock photography and an online retailer and manufacturer of framed art (August 2008 to August 2009); Corporate Controller of a21, Inc. (March 2007 to August 2008); Auditor at KPMG LLP (August 2004 to March 2007).

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Understandings with Respect to Nominations for Election to the Board

Mr. Zuccaro was originally elected to the Board pursuant to an understanding with Commonwealth Management Partners LLLP, a private investment management company (“Commonwealth”), that Commonwealth would provide certain advisory services to the Company, including but not limited to Mr. Zuccaro’s services as an advisor to the Company and as a member of the Board.  The Company and Commonwealth began negotiations with respect to such advisory agreement, but the Board and Commonwealth determined not to enter into such an arrangement.  The Board also determined that in the absence of such an advisory agreement, Mr. Zuccaro would be compensated for his services as a member of the Board in the same manner as all other non-employee Directors.

Marc Gabelli, the Chairman of the Board and beneficial owner of approximately 16.1% of the Company’s outstanding common stock, is the sole member and partner of Commonwealth.  Mr. Zuccaro also is an officer of a number of other private companies controlled by Mr. Gabelli.

Family Relationships Between Directors and Executive Officers

    There are no family relationships among any of our directors, nominees or executive officers.

Transactions with Related Persons, Promoters and Certain Control Persons

Since January 1, 2009, there were no transactions that are required to be described under Item 404(a) of Regulation S-K promulgated by the SEC.  All transactions between us and any of our officers, directors, director nominees, principal stockholders or their immediate family members are to be approved by the Audit Committee, and are to be on terms no less favorable to us than we could obtain from unaffiliated third parties.  Such policy and procedures are set forth in a resolution of the Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC and NYSE Amex initial reports of ownership and reports of changes in the ownership of our common stock and other equity securities.  Such persons are required to furnish us with copies of all Section 16(a) filings.

Based solely upon a review of the copies of the forms furnished to us, we believe that our officers and directors complied with all applicable filing requirements during the 2009 fiscal year, except as noted below:

        On March 30, 2010, Hans Wunderl filed an Initial Statement of Beneficial Ownership of Securities on Form 3 in connection with his appointment as the Company’s Chief Operating Officer on February 3, 2009.

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        On March 29, 2010, Greg Anderson filed an Initial Statement of Beneficial Ownership of Securities on Form 3 in connection with his appointment as the Company’s Chief Executive Officer on July 2, 2009.

                On March 29, 2010, each of Timothy Foufas, Patrick J. Guarino, Jeremiah Healy, and Anthony R. Pustorino filed a Statement of Changes in Beneficial Ownership of Securities on Form 5 covering a grant by the Company of restricted shares of its common stock that was made to each of them on December 15, 2009, and Javier Romero filed a Form 5 in connection with the same director grant on March 30, 2010.

Votes Required

Each director receiving a plurality of affirmative votes will be elected.  You may withhold votes from any or all nominees.

Recommendation of the Board

The Board recommends a vote “FOR” the election of each of its nominees to the Board to serve until the 2011 Annual Meeting of Stockholders and until their successors are duly elected and qualify.

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CORPORATE GOVERNANCE

Director Independence

Each of our directors and nominees, other than Mr. Gabelli, Mr. Healy, Mr. Wunderl and Mr. Zuccaro, qualifies as “independent” under the listing standards of NYSE Amex and applicable SEC rules.

Board and Committee Meetings

The Board met six times during the year ended December 31, 2009.  Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board (held during the period for which he was a director); and (ii) the total number of meetings held by all committees of the Board on which he served (during the periods that he served).  All nine of our incumbent directors nominated for election at last year’s annual meeting of stockholders attended such meeting in person or telephonically.

The Audit Committee and the Compensation Committee met four times and one time, respectively, during fiscal 2009.  The Nominating Committee did not meet during 2009.

Board Committees

The three committees of the Board and their principal duties are described below.

Audit Committee:  The incumbent members of the Audit Committee are Messrs. Pustorino (Chairman), Foufas, and Guarino.  Mr. Pustorino will not stand for re-election at the 2010 Annual Meeting, and it is expected that Mr. Kaminski, if he is elected a Director at the 2010 Annual Meeting, will succeed Mr. Pustorino as Chairman of the Audit Committee.  The Board has determined that all Audit Committee members are financially literate and independent in accordance with SEC and NYSE Amex rules concerning audit committee membership requirements.  Each of Mr. Pustorino and Mr. Kaminski qualifies as an “audit committee financial expert” as defined under the Exchange Act.  The Audit Committee operates in accordance with its charter, which is available on our website at www.lglgroup.com.  The charter gives the Audit Committee the authority and responsibility for the appointment, retention, compensation and oversight of our independent registered public accounting firm, including pre-approval of all audit and non-audit services to be performed by our independent registered public accounting firm.  The Audit Committee also reviews the independence of our independent registered public accounting firm, reviews with management and our independent registered public accounting firm our annual financial statements prior to their filing with the SEC, reviews the report by our independent registered public accounting firm regarding management procedures and policies and determines whether our independent registered public accounting firm has received satisfactory access to our financial records and full cooperation of corporate personnel in connection with their audit of our records. The Audit Committee also reviews our financial reporting process on behalf of the Board and reviews the financial information issued to stockholders and others, including a discussion of the quality and reasonableness of the accounting principles used, the reasonableness of significant judgments, and the clarity of discussions in the financial statements, and monitors the systems of internal control and the audit process.  Management has primary responsibility for the financial statements and the reporting process.  The Audit Committee Charter is available at www.lglgroup.com.

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Compensation Committee:  The members of the Compensation Committee are Messrs. Guarino (Chairman), Foufas and Wunderl.  All members of the Compensation Committee, except for Mr. Wunderl, are independent in accordance with NYSE Amex rules.  The Board appointed Mr. Wunderl to serve on the Compensation Committee, despite his previous service as the Company’s Chief Operating Officer from February 2009 to January 2010 and lack of independence under NYSE Amex rules, because the Board determined his service on the Compensation Committee to be required by the best interests of the Company and its stockholders by reason of his experience as an industry executive and his knowledge of industry compensation practices.  The responsibilities of the Compensation Committee are to review and approve compensation and benefits policies and objectives, determine whether our officers and directors are compensated in accordance with these policies and objectives and carry out the Board’s responsibilities relating to compensation of our executives.  The Compensation Committee Charter is available at www.lglgroup.com.

Nominating Committee:  The members of the Nominating Committee are Messrs. Healy (Chairman), Guarino and Pustorino.  All members of the Nominating Committee, except for Mr. Healy, are independent in accordance with NYSE Amex rules.  Messrs. Healy and Pustorino will not stand for re-election at the 2010 Annual Meeting.  The Board appointed Mr. Healy to serve on the Nominating Committee, despite his previous service as the Company’s President and Chief Executive Officer from December 2006 to December 2007 and lack of independence under NYSE Amex rules, because the Board determined his service on the Nominating Committee to be required by the best interests of the Company and its stockholders by reason of his experience as a former executive officer of the Company and his knowledge of the industry.  The responsibilities of the Nominating Committee are to identify individuals qualified to become Board members and recommend that the Board select director nominees for the annual meetings of stockholders.  The Nominating Committee Charter is available at www.lglgroup.com.

Director Nominations

In evaluating and determining whether to nominate a candidate for a position on the Board, the Nominating Committee utilizes a variety of methods and considers criteria such as high professional ethics and values, relevant management and/or manufacturing experience and a commitment to enhancing stockholder value.  Candidates may be brought to the attention of the Nominating Committee by current Board members, stockholders, officers or other persons.  The Nominating Committee will review all candidates in the same manner regardless of the source of the recommendation.

The Company does not have a formal policy with regard to the consideration of diversity in identifying Director nominees, but the Nominating Committee strives to nominate Directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee the Company’s businesses.

The Nominating Committee also considers stockholder recommendations for director nominees that are properly received in accordance with the Company’s By-Laws and applicable rules and regulations of the SEC.  In order to validly nominate a candidate for election or reelection as a director, stockholders must give timely notice of such nomination in writing to the Corporate Secretary and include, as to each person whom the stockholder proposes to nominate, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and the rules and regulations thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).  For more information on director candidate nominations by stockholders, see “Stockholder Proposals” herein.

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Board Leadership Structure

The Board is led by Mr. Gabelli, the Chairman of the Board, and Messrs. Foufas and Guarino, the Vice-Chairmen of the Board.  The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the then-current position and direction of the Company and the membership of the Board.  The Board has determined that separating the roles of Chief Executive Officer and Chairman of the Board is in the best interests of the Company’s stockholders at this time.  This structure permits the Chief Executive Officer to focus exclusively on the management of the Company’s day-to-day operations and the Board to provide appropriate oversight.

Board Role in Risk Oversight

Senior management is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. We have developed a consistent, systemic and integrated approach to risk management to help determine how best to identify, manage and mitigate significant risks throughout the Company, which includes our system of internal controls over financial reporting, annual review of directors and officers, monitoring compliance with our Business Conduct Policy and general liability insurance coverage. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and also through the Board’s three committees, each of which examines various components of enterprise risk as part of its responsibilities. In addition, an overall review of risk is inherent in the Board’s consideration of the Company’s long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters. The Board’s role in risk oversight of the Company is consistent with the Company’s leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board and its committees providing oversight in connection with those efforts.

Stockholder Communications

Stockholders may communicate with the Board, including the non-management directors, by sending an e-mail to our Corporate Secretary at lclifton@lglgroup.com or by sending a letter to The LGL Group, Inc., 2525 Shader Road, Orlando, Florida 32804, Attention: Corporate Secretary.  The Corporate Secretary will submit such correspondence to any specific director to whom the correspondence is directed.

Code of Ethics

We adopted a code of ethics as part of our Business Conduct Policy, which applies to all of our employees, including our principal executive, financial and accounting officers.  Our Business Conduct Policy is available at www.lglgroup.com.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the consolidated financial statements for the fiscal year ended December 31, 2009 with both management and J.H. Cohn LLP, the Company’s independent registered public accounting firm.  In its discussion, management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2009 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.  The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding our independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has considered and discussed with J.H. Cohn LLP such firm’s independence.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

AUDIT COMMITTEE

Anthony R. Pustorino (Chairman)
Timothy Foufas
Patrick J. Guarino

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The Compensation Committee of the Board is responsible for the design and administration of the Company’s compensation policy and plans, for approval by the Board.  The plans are designed to successfully implement the Company’s business strategy and create stockholder value.  As a matter of policy, the Compensation Committee submits its recommendations to the full Board for approval.

Compensation Philosophy and Objectives

The Company’s compensation program emphasizes performance-based compensation that promotes the achievement of short-term and long-term business objectives, which are aligned with the Company’s business strategy, and rewards performance when those objectives are met by linking a significant portion of executives’ compensation directly to (i) stockholder’s return, (ii) providing competitive compensation to attract, motivate and retain executives with superior skills and abilities, and (iii) encouraging executives to become long-term stockholders by providing a significant portion of their compensation in stock options and/or shares.

Determination of Compensation Awards

The Compensation Committee recommends to the Board the compensation awards for the named executive officers based on (i) Company performance versus annual budgeted financial targets and (ii) individual performance.  Pre-determined individual performance goal results for each of the executive officers are reviewed by the Compensation Committee with the recommendations of the Chief Executive Officer to determine whether individual goals related to their specific job responsibility have been achieved.

The Compensation Committee conducts an annual review of the Chief Executive Officer’s performance prior to making its recommendation to the Board regarding the Chief Executive Officer’s compensation.  During this review, the Compensation Committee considers the Company’s performance in the following categories: (i) improvement in the Company’s market value, (ii) the achievement of agreed upon short and long term objectives, and (iii) predetermined individual goals.

Compensation Benchmarking and Peer Group

The Company has not retained a compensation consultant to review its policies and procedures with respect to the compensation of the named executive officers.  The Compensation Committee benchmarks the compensation of the named executive officers against the median compensation paid by comparable companies in both related and unrelated industries and companies that compete with the Company, including, but not limited to Frequency Electronics, Inc., Valpey Fisher Corp. and RF Monolithics, Inc.  To that end, the Compensation Committee will conduct a benchmark review as often as deemed necessary of the aggregate level of compensation of the named executive officers as well as the mix of elements used to compensate the named executive officers, taking into account input from independent members of the Board and publicly available data relating to the compensation practices and policies of other comparable companies.  While benchmarking may not always be appropriate as a stand-alone tool for setting the compensation of the named executive officers due to the Company’s potentially unique aspects and objectives, the Compensation Committee generally believes that gathering such information is an important part of the Compensation Committee’s decision-making process.

The Compensation Committee recognizes that in order to attract, retain and motivate the named executive officers, the Compensation Committee may determine that it is in the Company’s best interest to negotiate total compensation packages that deviate from the Compensation Committee’s general principal of benchmarking the compensation of the named executive officers.

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Elements of Compensation

Base Salary

Base salary levels for the Company’s named executive officers are designed to be competitive with those of employees with similar responsibilities working for companies of comparable size, capitalization and complexity.  In determining base salaries, the Compensation Committee takes into account the named executive officer’s experience and performance, as well as the salaries of similarly positioned executives within the Company and general compensation levels in the region in which the named executive officer is based.

Annual Incentive Bonus

The Company intends to provide annual incentive compensation to its executive officers under a newly designed Annual Incentive Plan (“AIP”) subject to Board and stockholder approval.  The AIP will be designed to provide incentives for executive performance by rewarding participating executives for their contributions to profitability and stockholder value for a plan year, based on achieving Company performance goals as well as individual performance goals.  The Company performance goals include: growth in revenue, EBITDA, earnings per share and return on equity.  The Compensation Committee may recommend that other corporate performance measures be substituted or added, such as operating income after tax, return on capital employed and stockholder return, in order to achieve the Company’s business strategy.  Individual performance goals are established by the Chief Executive Officer and reviewed by the Compensation Committee.  Individual performance goals for the Chief Executive Officer are established by the Compensation Committee and recommended to the Board for approval.  The Company intends to submit the AIP to stockholders for their approval at the 2011 Annual Meeting.

Long-Term Incentive Awards

The Company’s executive officers and certain key managers also participate in the Company’s Long-Term Incentive Plan (“LTIP”).  The LTIP is designed to provide incentive to executives and managers to contribute to long-term stockholder value creation by aligning long-term compensation with the long-term interests of stockholders, taking into account the Company’s threshold market value and other pre-established long-term Company goals.  Awards are made in the form of stock options and/or restricted shares.

The Compensation Committee uses various factors to determine the amount of stock options and restricted stock it will award to each named executive officer, including the named executive officer’s base salary, evaluations of the individual’s performance and the value of the stock options and restricted stock at the time of the award.  Consequently, an individual’s award may increase or decrease materially from year to year due to, for example, a significant change in the individual’s responsibilities or in recognition of a significant achievement.  Additionally, the Compensation Committee has approved the awarding of stock options or restricted shares to newly hired named executive officers in order to ensure the Company’s ability to attract talented candidates.

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The LGL Group, Inc. 401(k) Savings Plan

The 401(k) Savings Plan, which is subject to limitations imposed by the Internal Revenue Code, permits the Company’s employees to defer a portion of their compensation by making contributions to the Plan and thereby obtain certain tax benefits.  Participating employees also benefit from the Plan by sharing in discretionary contributions made by the Company to the Plan based on each employee’s contribution made in a particular year.  A participant’s interest in his or her individual contributions, the Company’s contributions and earnings thereon is fully vested at all times.  The Plan’s proceeds are invested in guaranteed investment contracts or certain mutual funds, subject to the discretion of the participants.

The named executive officers and all other employees of the Company and certain of its subsidiaries are eligible to participate in the LGL Group, Inc. 401(k) Savings Plan after having completed three months of service and reached the age of 18.  All of the named executive officers participated in the 401(k) Savings Plan in 2009.

Other Benefits

The Company provides the named executive officers with medical insurance, life insurance and disability benefits that are generally made available to Company’s employees to ensure that the Company’s employees have access to basic healthcare and income protection for themselves and their family members.

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Compensation Committee Report

                The Compensation Committee of the Board oversees our compensation program on behalf of the Board.  In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the “Compensation Discussion and Analysis” set forth in this Proxy Statement.  In reliance on the review and discussions referred to above, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” section be included in this Proxy Statement.

COMPENSATION COMMITTEE

Patrick J. Guarino (Chairman) Timothy Foufas Hans Wunderl

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Summary Compensation Table

The following table sets forth information with respect to compensation earned by the named executive officers:

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)	Total ($)
Gregory P. Anderson(1) Chief Executive Officer	2009 2008	150,888 -	- -	- -	150,888 -
Robert Zylstra(2) Former Chief Executive Officer	2009 2008	104,077 209,010	- -	86,996(3) -	191,073 209,010
Harold D. Castle(4) Former Chief Financial Officer	2009 2008	166,393 148,198	- -	57,981(5) 35,286(6)	224,374 183,484
Hans Wunderl(7) Former Chief Operating Officer	2009 2008	182,794 -	50,000 -	- -	232,794 -

_____________

(1)
Mr. Anderson has served as the Company’s Chief Executive Officer since July 2, 2009, and served as the Vice President of Operations for the Company’s subsidiary, MtronPTI from December 2000 to June 30, 2009.

        (2)   Mr. Zylstra served as the Company’s Chief Executive Officer from December 24, 2007 to July 1, 2009.

        (3)   Mr. Zylstra received a severance package in the amount of $52,500 and a PTO payout in the amount of $34,496.

        (4)   Mr. Castle served as the Company's Chief Financial Officer from December 24, 2007 to December 2, 2009.

        (5)   Mr. Castle received a severance package in the amount of $42,750 and a PTO payout in the amount of $15,231.

        (6)   Mr. Castle was reimbursed for costs incurrec in conjunction with relocating to the Company's headquarters in Orlando, Florida in the amount of $35,286 during fiscal year 2008.

        (7)   Mr. Wunderl served as the Company's Chief Operating Officer from February 3, 2009 to January 31, 2010.  Mr. Wunderl was subsequently appointed to the Board on February 1, 2010.

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Employment Agreements

Gregory P. Anderson

Effective July 2, 2009, the Company entered into an Employment Agreement with Mr. Anderson (the “Anderson Employment Agreement”).  Pursuant to the Anderson Employment Agreement, Mr. Anderson is employed as the Company’s President and Chief Executive Officer on an “at will” basis and receives an annual base salary of $170,000.  Subject to Mr. Anderson and the Company’s meeting certain performance targets, Mr. Anderson is also eligible for (i) an annual bonus of up to 40% of his annual base salary, paid 50% in cash and 50% in restricted shares of the Company’s common stock, and (ii) a one-time cash bonus payment in recognition of his performance in 2009, in an amount determined by the Board.  Mr. Anderson did not earn and is no longer eligible to receive any performance bonus payments related to 2009 performance.

Hans Wunderl

Effective February 3, 2009, the Company entered into an Employment Agreement with Mr. Wunderl to serve as the Company’s Chief Operating Officer (the “Wunderl Employment Agreement”).  Mr. Wunderl was employed as the Company’s Chief Operating Officer on an “at will” basis.  Mr. Wunderl received a base salary of $200,000 per annum and a bonus payment of $50,000 in connection with the preparation of a plan of operations for the Company, and was eligible for the additional bonus payments discussed below.  Mr. Wunderl’s position was created as an interim management role intended to assist in a broad-based overhaul of the Company.  Under the terms of the Wunderl Employment Agreement, Mr. Wunderl had also been eligible to earn two other cash bonuses, based on the Company’s results of operations and its economic value.  Mr. Wunderl did not earn and is no longer eligible to receive those payments.

On January 31, 2010, Mr. Wunderl completed his one-year assignment as Chief Operating Officer and resigned from all of his positions with the Company.  He was appointed to the Board on February 1, 2010.

Outstanding Equity Awards at Fiscal-Year End

There were no unexercised options, restricted stock awards that had not vested or equity incentive plan awards for any named executive officer outstanding as of the end of the fiscal year ended December 31, 2009.

Potential Payments Upon Termination or Change in Control

None.

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Director Compensation

The following table sets forth information with respect to compensation earned by or awarded to each of our directors who is not a named executive officer and who served on the Board during the fiscal year ended December 31, 2009:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Marc Gabelli	1(2)	--	1
Timothy Foufas	15,000	16,665	31,665
E. Val Cerutti(3)	18,000	16,665	34,665
Peter DaPuzzo(3)	20,750	16,665	37,415
Avrum Gray(3)	19,750	16,665	36,415
Patrick J. Guarino	18,500	16,665	35,165
Jeremiah Healy	18,000	16,665	34,665
Anthony R. Pustorino	22,000	16,665	38,665
Javier Romero	14,000	16,665	30,665

_______________

(1)
On December 15, 2009, as a portion of their base compensation for fiscal 2009, members of the Board other than Mr. Gabelli were granted 3,165 shares each of restricted stock under the Company’s 2001 Equity Incentive Plan, to vest quarterly over 2010.

(2)	Mr. Gabelli elected to reduce his annual fee to $1 for 2009.

(3)	On December 31, 2009, Messrs. Cerutti, DaPuzzo and Gray resigned from the Board.

A Director who is an employee of the Company is not compensated for services as a member of the Board or any committee thereof.  None of our directors is an employee of the Company.  In 2009, directors who were not employees received (i) a retainer of $5,000 ($2,500 in cash and $2,500 in restricted stock based on the trading price on the grant date) per quarter; (ii) a fee of $1,000 for each meeting of the Board attended in person or telephonically that had a duration of at least one hour; (iii) a fee of $750 for each Audit Committee meeting attended in person or telephonically that had a duration of at least one hour; and (iv) a fee of $750 for each Compensation Committee, Audit Committee or Nominating Committee meeting attended in person.  The Audit Committee Chairman received an additional $3,000 annual cash retainer, the Nominating Committee Chairman received an additional $1,000 annual cash retainer and Compensation Committee Chairman received an additional $2,000 annual retainer. The Chairman of the Board was entitled to receive a $100,000 annual fee, payable in equal quarterly installments, but Mr. Gabelli elected to reduce the fee to $1 for 2009.

On December 31, 2009, Messrs. Cerutti, DaPuzzo and Gray resigned from the Board and as a result forfeited their remaining unvested stock pursuant to the terms of their respective grants.

For fiscal 2010, as 50% of their base compensation, all Directors, except for the Chairman of the Board, received grants of restricted common stock under our 2001 Equity Incentive Plan with a value of $10,000 (the number of such shares determined by dividing $10,000 by the closing price of our common stock on the grant date), such shares vesting ratably at the end of each quarterly period during fiscal 2010.  Once vested, such shares will not be transferable until the earliest to occur of the Director’s resignation from the Board or any other termination of the Director’s membership thereon, or a change of control, as defined in our 2001 Equity Incentive Plan.  Pursuant to this arrangement, on December 15, 2009, eight members of the Board were granted 3,165 shares of restricted common stock, and on March 24, 2010, one newly appointed Director was granted 2,469 shares of restricted common stock.  Pursuant to a similar arrangement for fiscal 2009, on December 17, 2008, eight members of the Board were granted 5,555 shares each of restricted common stock under our 2001 Equity Incentive Plan.

The Chairman of the Board was entitled to receive a $100,000 annual fee, payable in equal quarterly installments, but Mr. Gabelli elected to reduce the fee to $1 for 2010.  Mr. Gabelli has informed the Company that he does not intend to waive or reduce his $100,000 annual fee or his fees for attending Board meetings during 2011.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.  Although this appointment does not require ratification, the Board has directed that the appointment of J.H. Cohn LLP be submitted to stockholders for ratification due to the significance of its appointment.  If stockholders do not ratify the appointment of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010, the Audit Committee will consider the appointment of another independent registered public accounting firm.

J.H. Cohn LLP served as our independent registered public accounting firm for the fiscal year ending December 31, 2009.  A representative of J.H. Cohn LLP will be present at the 2010 Annual Meeting, will be available to respond to appropriate questions and will have the opportunity to make a statement if he so desires.

Fees Billed During Fiscal 2009 and 2008

Audit Fees

The aggregate audit fees billed for the fiscal years ended December 31, 2009 and 2008 by J.H. Cohn LLP  totaled $297,000 and $315,000, respectively. Audit fees include services relating to auditing the Company’s annual financial statements, reviewing the Company’s financial statements included in the Company’s quarterly reports on Form 10-Q and certain accounting consultations.

Audit-Related Fees

J.H. Cohn LLP did not render any audit-related services during 2009 or 2008.

Tax Fees

J.H. Cohn LLP did not render any tax services during 2009 or 2008.

All Other Fees

J.H. Cohn LLP did not render any other services during 2009 or 2008.

Pre-Approval Policies and Procedures

The Audit Committee policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm are reflected in the Audit Committee Charter.  The Audit Committee Charter provides that the Audit Committee shall pre-approve all audit and non-audit services provided by the independent registered public accounting firm and shall not engage the independent registered public accounting firm to perform the specific non-audit services proscribed by law or regulation.  The Audit Committee may delegate pre-approval authority to a member of the Audit Committee.  The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.

If any services other than audit services are rendered by our independent registered public accounting firm, the Audit Committee determines whether such services are compatible with maintaining our independent registered public accounting firm’s independence.

All services performed by our independent registered public accounting firm were pre-approved by the Audit Committee.

Votes Required

The affirmative vote of a majority of the votes cast on the matter is required to ratify the appointment of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.  Thus, abstentions will not affect the outcome of the vote on the proposal.

Recommendation of the Board

The Board recommends a vote “FOR” the ratification of the appointment of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

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STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the 2011 Annual Meeting must be received by the Corporate Secretary, The LGL Group, Inc., 2525 Shader Road, Orlando, Florida 32804, by no later than July 18, 2011, for inclusion in our proxy statement and form of proxy relating to the 2011 Annual Meeting.  The Company has not yet determined when it will hold the 2011 Annual Meeting.  If the Company determines to hold the 2011 Annual Meeting more than 30 days from the first anniversary of the date of the 2010 Annual Meeting, the Company will publicly announce such date to stockholders as soon as reasonably practicable.

Under SEC rules, if we do not receive notice of a stockholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, then we will be permitted to use our discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement.  In connection with the 2011 Annual Meeting, if we do not have notice of a stockholder proposal on or before October 1, 2011, we will be permitted to use our discretionary voting authority as outlined above.

Our By-Laws establish procedures for stockholder nominations for elections of directors and bringing other business before any annual meeting or special meeting of stockholders.  Any stockholder entitled to vote generally in the election of directors may nominate one or more persons for election as directors at or properly bring other business before a meeting only if written notice of such stockholder’s intent has been delivered, either by personal delivery or by United States mail, postage prepaid, to the Corporate Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting.  However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us.  In no event must the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

The stockholder’s notice must set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and the rules and regulations thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and any additional information reasonably requested by the Board; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on our books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner, (iii) all information relating to such stockholder and such beneficial owner that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and Rule 11a-11 thereunder, and (iv) any additional information reasonably requested by the Board.

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Notwithstanding anything in the previous paragraph, in the event that the number of directors to be elected to the Board is increased and there is no public announcement by us naming all of the nominees for director or specifying the size of the increased Board at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by our By-Laws will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Corporate Secretary at our principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by us.

We may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director.  The chairman of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedure, in which event, the officer will announce that determination to the meeting and the defective nomination will be disregarded.

PROXY SOLICITATION

The solicitation of proxies is made on behalf of the Board, and the cost thereof will be borne by us.  We have employed the firm of Morrow & Co. Inc., 470 West Avenue, 3rd Floor, Stamford, Connecticut, 06902 to assist in this solicitation at a cost of $4,000, plus out-of-pocket expenses.  We will also reimburse brokerage firms and nominees for their expenses in forwarding proxy material to beneficial owners of our common stock.  In addition, our officers and employees (none of whom will receive any compensation therefore in addition to their regular compensation) may solicit proxies.  The solicitation will be made by mail and, in addition, may be made by telegrams, personal interviews and the telephone.

ANNUAL REPORT

Our 2009 Annual Report is being sent with this Proxy Statement to each stockholder.  The 2009 Annual Report is available at www.lglgroupproxy.com.  The 2009 Annual Report, however, is not to be regarded as part of the proxy soliciting material.

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Important Notice Regarding the Availability of Proxy Materials for The LGL Group, Inc.’s 2010 Annual Meeting of Stockholders to be Held on December 15, 2010.  The Proxy Statement and the 2009 Annual Report are available at http://www.lglgroupproxy.com.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

THE LGL GROUP, INC.

Proxy -- Annual Meeting of Stockholders December 15, 2010

The undersigned, a stockholder of The LGL Group, Inc., a Delaware corporation (the “Company”), does hereby appoint Patrick J. Guarino and R. LaDuane Clifton, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock of the Company that the undersigned would be entitled to vote if personally present at the 2010 Annual Meeting of Stockholders of the Company to be held at The Union League Club, 38 East 37th Street, New York, NY 10016, on Wednesday, December 15, 2010, at 9:00 a.m., local time, or at any adjournment or adjournments thereof.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HERE BELOW GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

	FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS		FOR	AGAINST	ABSTAIN
1. ELECTION OF DIRECTORS				2. RATIFICATION OF THE APPOINTMENT OF J.H. COHN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.			
The election of

01– Michael Chiu
02 – Timothy Foufas
03 – Marc Gabelli
04 – Patrick J. Guarino
05 – Paul D. Kaminski
06 – Hans Wunderl
07 – Robert S. Zuccaro

to the Board of Directors, to serve until the 2011 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)

*Exceptions ______________________________

The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms all that the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Mark Here for
Address Change  
or Comments
SEE REVERSE

NOTE: Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed with full corporate name by a duly authorized officer.

Signature	Signature	Date